                               ABS NEW TRANSACTION


                             FREE WRITING PROSPECTUS

                         $[1,874,757,000] (APPROXIMATE)
                       FIRST FRANKLIN MORTGAGE LOAN TRUST
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2005-FF12



                      MERRILL LYNCH MORTGAGE LENDING, INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                         FIRST FRANKLIN FINANCIAL CORP.
                                   ORIGINATOR

                        NATIONAL CITY HOME LOAN SERVICES
                                    SERVICER

                                      [TBD]
                                 MASTER SERVICER

                                      [TBD]
                                     TRUSTEE


                                DECEMBER 12, 2005

                              (MERRILL LYNCH LOGO)


                                IMPORTANT NOTICES

The depositor has filed a registration statement (including a prospectus) with the SEC (File no. 333-127233) for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus when it is available if you request it by calling the toll-free number at 1-800-248-3580.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any inconsistent information contained in any prior similar free writing prospectus relating to these securities.

Numerous assumptions were used in preparing the Free Writing Prospectus which may or may not be stated therein. The Free Writing Prospectus should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Free Writing Prospectus are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Free Writing Prospectus. Furthermore, unless otherwise provided, the Free Writing Prospectus assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Free Writing Prospectus due to differences between the actual underlying assets and the hypothetical assets used in preparing the Free Writing Prospectus.

This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this Free Writing Prospectus in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

COLLATERAL ANALYSIS


                                                        (deal as a whole)
                                          Wtd Avg           Percent of      Wtd Avg             Wtd Avg   Wtd Avg   Wtd Avg
  FICO Low    FICO High      LTV      Current Balance    Current Balance      GWAC      % MI      FICO      DTI       LTV
  --------    ---------      ---      ---------------    ---------------      ----      ----      ----      ---       ---
    500          524      > 65%

    525          549      > 65%       135,052.77              0.84          8.250      0.00      544      39.31     80.13

    550          574      > 65%       146,919.28              3.38          7.925      0.00      564      41.43     82.07

    575          599      > 70%       149,176.25              6.98          7.584      0.00      588      41.16     82.44

    600          624      > 70%       178,631.77             13.75          7.079      0.00      612      43.76     82.01

    625          649      > 70%       219,673.71             17.55          6.852      0.00      638      43.04     81.55

    650          674      > 80%       208,769.80              2.68          7.344      0.00      661      41.90     90.21

    675          699      > 80%       223,692.10              1.78          7.296      0.00      686      41.73     90.95

    700          724      > 80%       240,480.10              1.24          7.294      0.00      711      42.20     90.56

    725          749      > 85%       199,976.27              0.47          7.528      0.00      735      37.85     92.22

    750          774      > 85%       177,384.38              0.30          7.609      0.00      762      41.55     92.91

    775          799      > 85%       155,450.99              0.11          7.602      0.00      785      38.32     93.76

    800          max      > 85%       157,781.73              0.02          7.351      0.00      808      44.59     92.19



  FICO Low     % SFD    % PUD    % Owner Occ    % Full Doc    % Ltd Doc    % Stated Doc   % Int Only
  --------     -----    -----    -----------    ----------    ---------    ------------   ----------
    500

    525       85.02    11.94       100.00         81.68        0.00           0.00         28.01

    550       78.57    14.10       99.76          79.15        0.00           0.00         27.77

    575       73.64    19.35       98.21          82.83        0.00           0.00         40.35

    600       71.79    19.60       99.19          82.45        0.00           0.27         60.88

    625       68.42    19.28       97.60          67.91        0.00           1.35         69.69

    650       71.20    15.81       86.47          46.48        0.00           3.65         46.13

    675       71.03    17.95       86.30          33.91        0.00           9.75         51.59

    700       57.09    25.96       74.38          40.83        0.00           4.41         55.61

    725       62.90    14.95       63.53          49.74        0.00           5.11         45.79

    750       66.01    9.05        37.73          74.00        0.00           8.67         65.16

    775       82.78    5.30        35.98          64.02        0.00           0.00         51.23

    800      100.00    0.00        43.91         100.00        0.00           0.00         83.99


                                          Wtd Avg           Percent of      Wtd Avg             Wtd Avg   Wtd Avg   Wtd Avg
  LTV Low     LTV High       DTI      Current Balance    Current Balance      GWAC      % MI      FICO      DTI       LTV
  -------     --------       ---      ---------------    ---------------      ----      ----      ----      ---       ---
     60%          64%    > 49.9%       261,873.86               0.17          5.999      0.00      678      51.97     62.66

     65%          69%    > 49.9%       245,968.83               0.11          6.439      0.00      621      53.81     67.50

     70%          74%    > 49.9%       208,260.39               0.40          6.795      0.00      630      53.21     72.13

     75%          79%    > 49.9%       210,474.31               2.42          6.538      0.00      648      53.43     79.21

     80%          84%    > 49.9%       220,872.23              10.96          6.468      0.00      653      53.36     80.08

     85%          89%    > 49.9%       203,806.46               0.62          7.492      0.00      620      53.35     86.92

     90%          94%    > 49.9%       186,469.45               1.02          7.703      0.00      644      53.11     90.74

     95%          99%    > 49.9%       176,231.09               0.43          7.571      0.00      660      53.29     95.00
    100%          max    > 49.9%


  LTV Low       % SFD    % PUD    % Owner Occ    % Full Doc    % Ltd Doc    % Stated Doc   % Int Only
  -------       -----    -----    -----------    ----------    ---------    ------------   ----------
     60%         87.50    12.50       100.00         77.34        0.00           0.00         45.69

     65%         83.21    0.00        100.00         47.17        0.00           0.00         78.72

     70%         65.96    13.43       96.36          73.26        0.00           0.00         59.33

     75%         56.20    32.47       98.77          94.25        0.00           0.00         74.63

     80%         66.81    18.60       99.06          97.62        0.00           0.00         78.61

     85%         81.65    11.58       94.40          67.22        0.00           0.00         52.74

     90%         66.17    19.92       81.75          69.95        0.00           0.00         55.15

     95%         84.75    7.59        89.06          66.18        0.00           0.00         40.99
    100%



                                          Wtd Avg           Percent of      Wtd Avg             Wtd Avg   Wtd Avg   Wtd Avg
  DTI Low     DTI High      FICO      Current Balance    Current Balance      GWAC      % MI      FICO      DTI       LTV
  -------     --------      ----      ---------------    ---------------      ----      ----      ----      ---       ---
     20%          24%      < 525

     25%          29%      < 550       124,330.36             0.06           8.417      0.00      545      26.67     81.45

     30%          34%      < 575       124,257.78             0.51           8.056      0.00      557      32.03     78.00

     35%          39%      < 600       138,471.61             1.81           7.631      0.00      577      37.02     77.97

     40%          44%      < 625       172,278.76             5.26           7.364      0.00      596      42.06     79.73

     45%          49%      < 650       189,271.47            10.41           7.224      0.00      613      47.12     80.68

     50%          54%      < 675       206,182.81            13.36           6.889      0.00      627      51.68     80.48

     55%          max      < 700       210,859.15             3.97           6.679      0.00      635      55.05     80.67


  DTI Low        % SFD    % PUD    % Owner Occ    % Full Doc    % Ltd Doc    % Stated Doc   % Int Only
  -------        -----    -----    -----------    ----------    ---------    ------------   ----------
     20%

     25%        100.00    0.00        100.00        100.00        0.00           0.00         41.02

     30%         82.23    12.41       100.00         85.77        0.00           0.00         18.11

     35%         76.33    17.81       99.11          82.13        0.00           0.00         29.49

     40%         74.04    18.08       98.06          76.14        0.00           0.58         44.75

     45%         71.44    18.70       98.39          66.29        0.00           0.41         57.26

     50%         69.29    18.89       97.52          81.92        0.00           0.75         69.73

     55%         65.53    22.35       98.71          91.24        0.00           0.00         78.35

LIMITED AND STATED DOC

                                 Wtd Avg           Percent of      Wtd Avg            Wtd Avg   Wtd Avg   Wtd Avg
  FICO Low    FICO High      Current Balance    Current Balance      GWAC     % MI      FICO      DTI       LTV      % SFD    % PUD
  --------    ---------      ---------------    ---------------      ----     ----      ----      ---       ---      -----    -----
    500          524
    525          549
    550          574
    575          599

    600          624              244,121.77          0.04          8.264     0.00      621      44.10     89.51     81.84    18.16

    625          649              393,766.03          0.28          7.142     0.00      637      40.31     78.21     63.45    10.78

    650          674              515,212.46          0.24          7.137     0.00      660      45.59     83.78     85.25     9.88

    675          699              477,188.26          0.19          7.393     0.00      686      44.10     91.34     52.95    25.93

    700          724              625,048.54          0.13          6.714     0.00      717      37.67     82.80    100.00     0.00

    725          749              342,905.26          0.09          6.333     0.00      740      40.12     83.13     31.02    32.99

    750          774              418,887.50          0.04          6.981     0.00      764      31.91     86.46    100.00     0.00

    775          799               64,831.16          0.00          6.750     0.00      796      50.00     38.01    100.00     0.00

    800          max              121,251.23          0.01          5.924     0.00      804      29.66     71.46    100.00     0.00


  FICO Low       % Owner Occ    % Full Doc    % Ltd Doc    % Stated Doc   % Int Only     % CA        % NY        % FL
  --------       -----------    ----------    ---------    ------------   ----------     ----        ----        ----
    500
    525
    550
    575

    600             100.00         0.00         0.00          100.00        55.30         55.30        0.00        0.00

    625             100.00         0.00         0.00          100.00        84.33         73.64        9.82        9.62

    650             100.00         0.00         0.00          100.00        97.27         81.75        0.00        2.73

    675             100.00         0.00         0.00          100.00        84.76         25.93        0.00       17.83

    700             100.00         0.00         0.00          100.00        97.16         53.55        0.00        0.00

    725             100.00         0.00         0.00          100.00        72.60         59.27        0.00        0.00

    750             100.00         0.00         0.00          100.00       100.00          0.00       60.61        0.00

    775             100.00         0.00         0.00          100.00         0.00          0.00        0.00        0.00

    800             100.00         0.00         0.00          100.00        26.80          0.00        0.00        0.00


IO LOANS

                                 Wtd Avg           Percent of      Wtd Avg            Wtd Avg   Wtd Avg   Wtd Avg
  FICO Low    FICO High      Current Balance    Current Balance      GWAC     % MI      FICO      DTI       LTV      % SFD    % PUD
  --------    ---------      ---------------    ---------------      ----     ----      ----      ---       ---      -----    -----
     500          524

     525          549             198,850.04          0.27          8.243     0.00      544      39.88     76.48     76.16    18.47

     550          574             192,953.09          1.11          7.791     0.00      563      44.40     77.81     68.91    23.10

     575          599             179,614.84          3.11          7.480     0.00      588      42.91     79.35     65.42    24.53

     600          624             221,980.89          9.51          6.927     0.00      612      44.60     79.84     68.67    23.02

     625          649             259,590.83         12.77          6.724     0.00      639      43.59     80.02     64.61    22.32

     650          674             289,591.40         14.47          6.603     0.00      662      43.17     80.11     63.80    22.21

     675          699             294,076.33          9.70          6.562     0.00      686      43.47     80.44     63.41    21.38

     700          724             310,269.08          6.88          6.452     0.00      711      43.96     80.50     62.13    20.65

     725          749             309,530.35          4.22          6.455     0.00      736      42.52     80.11     61.75    20.36

     750          774             314,205.28          2.24          6.430     0.00      761      41.31     80.37     54.98    18.81

     775          799             305,193.03          1.13          6.415     0.00      785      40.79     79.39     64.25    28.52

     800          max             303,013.33          0.23          6.598     0.00      804      33.55     75.49     75.51     7.83


  FICO Low     % Owner Occ    % Full Doc    % Ltd Doc    % Stated Doc   % Int Only     % CA        % NY        % FL
  --------     -----------    ----------    ---------    ------------   ----------     ----        ----        ----
     500

     525          100.00         95.32        0.00           0.00         100.00        27.60        0.00        3.46

     550          100.00         93.39        0.00           0.00         100.00        33.96        1.54       10.27

     575          98.04          97.56        0.00           0.00         100.00        20.73        2.55        8.26

     600          99.05          85.27        0.00           0.22         100.00        36.01        1.11        6.77

     625          98.27          69.84        0.00           1.85         100.00        52.44        2.34        5.44

     650          97.04          53.33        0.00           1.59         100.00        56.14        2.02        6.38

     675          96.66          53.18        0.00           1.70         100.00        54.64        2.66        7.55

     700          95.75          45.36        0.00           1.80         100.00        61.01        2.24        5.79

     725          95.65          48.37        0.00           1.50         100.00        59.63        6.05        6.70

     750          94.14          51.35        0.00           1.90         100.00        58.61        8.61        4.26

     775          95.13          50.35        0.00           0.00         100.00        62.23        0.00        9.15

     800          83.13          86.78        0.00           1.43         100.00        27.35       35.91        0.00